EXHIBIT 10.11


                AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT
                              AND CONVERTIBLE NOTES

         This Amendment No. 2, dated as of November 8, 2004 (this "Amendment No. 2"), to the Registration Rights Agreement (as defined below) by and among SYSTEMS EVOLUTION, INC., an Idaho corporation (the "Corporation") and the Noteholders listed on Schedule I hereto (the "Noteholders"), and to the Notes (as defined below) issued by the Corporation to the Noteholders.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Corporation and the Noteholders are parties to a Note and Warrant Purchase Agreement, dated as of August 31, 2004 (the "Purchase Agreement"), pursuant to which the Corporation issued to the Noteholders $1,825,000 aggregate principal amount of 8% convertible promissory notes (the "Notes") and warrants (the "Warrants") to purchase an aggregate of 36,500,000 shares of the Corporation's common stock, no par value; and

         WHEREAS, as of October 9, 2004, the Corporation and the Noteholders have entered into an Agreement amending the Registration Rights Agreement (as defined below) and the Notes ("Amendment No. 1"), and believe it desirable to enter into this Amendment No. 2 to extend further certain filing and other deadlines in the Registration Rights Agreement and Notes so as to permit additional funding to the Corporation to be included in the Registration Statement (as defined below) and participation by certain of the Noteholders in such additional funding; and

         WHEREAS, the Corporation and the Noteholders are parties to a Registration Rights Agreement, dated as of August 31, 2004 (the "Registration Rights Agreement"), pursuant to which the Corporation agreed to file the Registration Statement (as defined in the Registration Rights Agreement) by the Filing Date (defined in the Registration Rights Agreement, as amended by Amendment No. 1), as the sixtieth (60th) day following September 9, 2004, the date of the initial closing (the "Closing Date", as defined in the Registration Rights Agreement) of the purchase and sale of the Notes and Warrants pursuant to the Purchase Agreement; and


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         WHEREAS, it is an Event of Default under the Notes, as amended by
Amendment No. 1, (i) if the Registration Statement is not declared effective by the Securities and Exchange Commission on or prior to the date which is one hundred eighty (180) days after the Closing Date or (ii) if default shall be made in the performance or observance of any material covenant, condition or agreement contained in the Registration Rights Agreement; and

         WHEREAS, the Corporation and the Noteholders believe it advisable and agree to amend the definition of Filing Date in the Registration Rights Agreement so as to permit filing the Registration Statement at a later date so that the Corporation may obtain additional funding and include the common stock of the Corporation issued in such funding, or underlying the securities issued in such funding, in the Registration Statement; and

         WHEREAS, the Corporation and the Noteholders further believe it advisable and agree to amend the Registration Rights Agreement to provide that liquidated damages will be paid if the Registration Statement is not declared effective by the Securities and Exchange Commission on or prior to the date which is two hundred ten (210) days after the Closing Date; and

         WHEREAS, the Corporation and the Noteholders further believe it advisable and agree to amend the Notes to provide that it is an Event of Default under the Notes only if the Registration Statement is not declared effective by the Securities and Exchange Commission on or prior to the date which is two hundred ten (210) days after the Closing Date; and

         WHEREAS, pursuant to Section 7(f) of the Registration Rights Agreement and Section 4.7 of each of the Notes, the Corporation and the Noteholders are willing to enter into this Amendment No. 2 for purposes of amending the Registration Rights Agreement and the Notes.


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         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

         Section 1. Amendments to Registration Rights Agreement.

         1.1 By their respective execution of this Amendment No. 2, the Corporation and the Noteholders, constituting the requisite parties in interest, agree that the definition of Filing Date in Section 1 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         ""Filing Date" means the ninetieth (90th) day following the Closing Date."

         1.2 By their respective execution of this Amendment No. 2, the Corporation and the Noteholders, constituting the requisite parties in interest, agree that Section 7(e)(B) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "the Registration Statement is not declared effective by the Commission on or prior to the two hundred tenth (210th) day following the Closing Date (or in the event an additional Registration Statement is filed because the actual number of shares of Common Stock into which the Notes are convertible and the Warrants are exercisable exceeds the number of shares of Common Stock initially registered is not filed and declared effective with the time periods set forth in Section 2), or"

         1.3 By their respective execution of this Amendment No. 2, the Corporation and the Noteholders, constituting the requisite parties in interest, agree that the proviso in Section 7(e) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         "(provided that, with respect to the Event described in clause (B), the "first calendar month" shall be deemed to commence on the one hundred twentieth (120th) day prior to the applicable Event Date)"


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         Section 2. Amendment to Notes.

         2.1 By their respective execution of this Amendment No. 2, the Corporation and the Noteholders, constituting the requisite parties in interest, agree that Article II, Section 2.1 (c), shall be amended to read in its entirety as follows:

         "(c) the failure of the Registration Statement (when used herein such term shall have the meaning set forth in the Registration Rights Agreement) to be declared effective by the Securities and Exchange Commission on or prior to the date which is two hundred ten (210) days after the Closing Date, unless as provided in Section 7(e) of the Registration Rights Agreement where the Maker has exercised its rights under Section 3(n) of such Agreement; or"

         Section 3. Miscellaneous.

         3.1 Limited Effect. Except as expressly amended and modified by this Amendment No. 2, all of the terms and provisions of the Registration Rights Agreement and Notes, as amended, are and shall continue to remain in full force and effect in accordance with the terms thereof.

         3.2 Fees and Expenses. The Corporation shall pay all actual attorneys' fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Noteholders in connection with this Amendment No. 2.

         3.3 Counterparts. This Amendment No. 2 may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.4 Entire Agreement. This Amendment No. 2, Amendment No. 1, the Registration Rights Agreement and Notes (including the schedules referenced therein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and the Noteholders with respect to the subject matter hereof.


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         3.5 Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Amendment No. 2 shall not be interpreted or construed with any presumption against the party causing this Amendment No. 2 to be drafted.



                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Registration Rights Agreement and Notes to be duly executed and delivered by their respective authorized officers as of the date first above written.


                             SYSTEMS EVOLUTION, INC.


                             By: /s/ Robert C. Rhodes
                                 ------------------------------------
                                 Name: Robert C. Rhodes, II
                                 Title: Chief Executive Officer

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